Accounts receivable	12 Months Ended
Dec. 31, 2014
Accounts Receivable, Net, Current [Abstract]
Accounts receivable
Accounts receivable

A significant percentage of our accounts receivable is derived from sales to a limited number of large multinational semiconductor device manufacturers located throughout the world. In order to monitor potential credit losses, we perform ongoing credit evaluations of our customers’ financial condition.

The carrying amount of accounts receivable is as follows:

	December 31,
	2013	2014
Current	54,614	65,985
Overdue <30 days	18,787	5,949
Overdue 31-60 days	783	2,142
Overdue 61-120 days	2,527	1,785
Overdue >120 days	6,305	6,110
Total	83,016	81,971

In the total amount of accounts receivable for both the year ended December 31, 2014 and 2013 no notes receivable are included.

An allowance for doubtful accounts receivable is maintained for potential credit losses based upon management’s assessment of the expected collectability of all accounts receivable. The allowance for doubtful accounts is reviewed periodically to assess the adequacy of the allowance. In making this assessment, management takes into consideration any circumstances of which we are aware regarding a customer’s inability to meet its financial obligations; and our judgments as to potential prevailing economic conditions in the industry and their potential impact on the Company’s customers.

The changes in the allowance for doubtful accounts receivable are as follows:

	2013	2014
Balance at beginning of year	(8,551)	(73)
Deconsolidation ASMPT	6,191	—
Charged to selling, general and administrative expenses	756	57
Utilization	1,469	—
Foreign currency translation effect	62	(3)
Balance at end of year	(73)	(19)

Accounts receivable are stated at nominal value less an allowance for doubtful accounts. The carrying amount of the accounts receivable approximates their fair value.